EXHIBIT 99.1

AMENDED CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Amended Quarterly Report on Form 10-QSB/A of Reclamation Consulting and Applications, Inc. (the"Company") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gordon W. Davies, President of the Company, and Michael C. Davies, Secretary of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gordon W. Davies
-----------------------------
Gordon W. Davies

Dated: December 08, 2003
President

/s/ Michael C. Davies
-----------------------------
 Michael C. Davies

Dated: December 08, 2003
Secretary and Chief Financial Officer